Exhibit 10.13

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NUMBER: TWO THOUSAND THREE HUNDRED TWENTY-FOUR

MINUTES: TWO THOUSAND TWO HUNDRED SIXTY-SIX

KR-429858

FIRST LEASE ADDENDUM

FINANCIAL

ENTERED INTO BY, ON THE ONE HAND, SCOTIABANK PERU S.A.A., AND, ON THE OTHER HAND, ONCOSALUD S.A.C.

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INTRODUCTION:

IN THE CITY OF LIMA ON FEBRUARY TWELVE (12), TWO THOUSAND TWENTY (2020), BEFORE ME ALFREDO PAINO SCARPATI, NOTARY OF LIMA.

APPEAR:

MS. GABRIELA ANA REATEGUI VEGA, WHO STATES THAT SHE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: DIVORCED, PROFESSION OR OCCUPATION: CIVIL SERVANT, AND RESIDES IN THIS CAPITAL, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 08206957 (ZERO EIGHT MILLION TWO HUNDRED TWO THOUSAND TWO HUNDRED FIFTY-SEVEN).

MR:. GENARO DANIEL NIMA SALAZAR, WHO STATES THAT HE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: CIVIL SERVANT, AND RESIDES IN THIS CITY, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 42985137 (FORTY-TWO MILLION NINE HUNDRED EIGHTY-FIVE THOUSAND ONE HUNDRED THIRTY-SEVEN).

WHO IN THIS ACT DECLARE TO PROCEED IN THE NAME AND ON BEHALF OF SCOTIABANK PERU S.A.A., REGARDING WHICH, IN ACCORDANCE WITH THE PROVISIONS OF THE FIRST PARAGRAPH OF ARTICLE 9 OF LEGISLATIVE DECREE NUMBER 1372 (ONE THOUSAND THREE HUNDRED SEVENTY-TWO), IT HAS BEEN VERIFIED IN THE SUNAT SYSTEM THAT IT HAS SUBMITTED THE FINAL BENEFICIARY STATEMENT, WITH UNIQUE TAXPAYER REGISTRY NUMBER 20100043140, WITH ADDRESS AT AVENIDA CANAVAL Y MOREYRA NO. 522 (FIVE HUNDRED TWENTY-TWO), DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA, AND WHO DECLARE TO BE DULY EMPOWERED ACCORDING TO THE POWERS REGISTERED IN RECORD NUMBER 11008578 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

MR. JESUS ANTONIO ZAMORA LEON, WHO STATES THAT HE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: BUSINESSMAN, AND RESIDES IN THIS CAPITAL, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 06505966 (ZERO SIX MILLION FIVE HUNDRED FIVE THOUSAND NINE HUNDRED SIXTY-SIX).

MR. JUAN RAFAEL SERVAN ROCHA, WHO STATES TO BE OF PERUVIAN NATIONALITY, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: BUSINESSMAN, AND RESIDES IN THIS CAPITAL, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 08202257 (ZERO EIGHT MILLION TWO HUNDRED TWO THOUSAND TWO HUNDRED FIFTY-SEVEN).

WHO IN THIS ACT DECLARE TO PROCEED IN THE NAME AND ON BEHALF OF ONCOSALUD S.A.C., REGARDING WHICH, IN ACCORDANCE WITH THE PROVISIONS OF THE FIRST PARAGRAPH OF ARTICLE 9 OF LEGISLATIVE DECREE NUMBER 1372, IT HAS BEEN VERIFIED IN THE SUNAT SYSTEM THAT IT HAS SUBMITTED THE FINAL BENEFICIARY STATEMENT, WITH UNIQUE TAXPAYER REGISTRY NUMBER: 20101039910, WITH ADDRESS AT AVE. REPUBLICA DE PANAMA NUMBER 4575 (FOUR THOUSAND FIVE HUNDRED SEVENTY-FIVE), UNIT 6, (SIX), DISTRICT OF SURQUILLO, PROVINCE AND DEPARTMENT OF LIMA, AND WHO DECLARE TO BE DULY EMPOWERED ACCORDING TO THE POWERS REGISTERED IN THE RECORD NUMBER 00558907 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

[1.5.1.1.4.1.1] [EEPP First Addendum to the Leasing of Work.pdf] [Page 1 of 3]

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I ATTEST TO HAVING IDENTIFIED THE APPEARING PARTIES WHO PROCEED WITH THE CAPABILITY, FREEDOM AND SUFFICIENT KNOWLEDGE OF THE ACT THEY PERFORM AND THAT THEY ARE SKILLED IN THE SPANISH LANGUAGE; ALSO, USING THE BIOMETRIC COMPARISON OF FINGERPRINTS AND THE ONLINE CONSULTATION OF RENIEC, COMPLYING WITH THE PROVISIONS OF SECTION D) OF ARTICLE 54, AND ARTICLE 55 OF LEGISLATIVE DECREE NO. 1049 OF THE NOTARY ACT, AMENDED BY LEGISLATIVE DECREES NO. 1350 AND NO. 1232 RESPECTIVELY, NOTARIZING THE MINUTES THAT ARE SIGNED AND AUTHORIZED, AND WHICH ARE FILED RESPECTIVELY FILE, AND WHICH READS AS FOLLOWINGS:

MINUTES:

NOTARY:

PLEASE ISSUE IN YOUR PUBLIC DEEDS REGISTER THAT WHICH IS RECORDED IN THE FIRST ADDENDUM TO THE FINANCIAL LEASE AGREEMENT (THE “FIRST ADDENDUM”), WHICH IS ENTERED BY AND BETWEEN:

•	SCOTIABANK PERU S.A.A., WITH UNIQUE TAXPAYER REGISTRATION NO. 201003140, WITH ADDRESS FOR THESE PURPOSES AT CALLE DIONISIO DERTEANO NO. 182, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA, DULY REPRESENTED BY GABRIELA ANA REATEGUI VEGA, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NO. 88286957; AND, GENARO DANIEL NIMA SALAZAR, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NO. 42985137, BOTH EMPOWERED FOR THIS PURPOSE ACCORDING TO POWERS OF ATTORNEY REGISTERED IN ENTRIES C00035 AND C00338, RESPECTIVELY, OF ELECTRONIC ENTRY NO. 11008578 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA (THE “BANK”); AND

•	ONCOSALUD S.A.C., WITH UNIQUE TAXPAYER REGISTRATION NO. 2010043140, WITH ADDRESS FOR THESE PURPOSES AT AV. PANAMA REPUBLIC NO. 4575, PISO 6, DISTRICT OF SURQUILLO, PROVINCE AND DEPARTMENT OF LIMA, DULY REPRESENTED BY JUAN RAFAEL SERVAN ROCHA, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NO. 08202257 AND JESUS ANTONIO ZAMORA LEON, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NO. 06505966, EMPOWERED FOR THIS PURPOSE ACCORDING TO POWERS OF ATTORNEY REGISTERED IN ELECTRONIC ENTRY NO. 88558987 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA (HEREINAFTER, THE “CLIENT”),

FIRST.

BACKGROUND

1.1. ON FEBRUARY 3 (THREE), 2020 (TWO THOUSAND TWENTY), THE BANK AND THE CUSTOMER ENTERED INTO A FINANCIAL LEASE AGREEMENT WHEREBY THE BANK GRANTED FINANCING TO THE CLIENT OF UP TO S/ 70,000,000.00 (SEVENTY MILLION AND 00/100 SOLES) (THE “FINANCIAL LEASE AGREEMENT”).

1.2. IN ACCORDANCE WITH THE PROVISIONS OF THE SECOND ADDENDUM TO THE CONSTRUCTION AGREEMENT, THE BUILDER MUST REPLACE THE LETTERS OF DEPOSIT THAT HAVE BEEN ISSUED IN THE NAME OF THE CLIENT WITH LETTERS OF DEPOSIT ISSUED IN THE NAME OF THE BANK. LIKEWISE, AS AGREED BETWEEN THE BUILDER AND THE ISSUER OF THE LETTER OF DEPOSIT (PERU CREDIT BANK) THE LETTER OF DEPOSIT OF FAITHFUL COMPLIANCE DATED SEPTEMBER 3 (THREE), 2019 (TWO THOUSAND NINETEEN) ISSUED UP TO THE SUM OF S/ 7,646,858.00 (SEVEN MILLION SIX HUNDRED FORTY-SIX THOUSAND EIGHT HUNDRED FIFTY-EIGHT AND 00/100 SOLES) WILL BE REPLACED BY A LETTER OF DEPOSIT THAT WILL INCLUDE THE CLIENT AND/OR THE BANK AS BENEFICIARIES (THE “LETTER OF DEPOSIT OF FAITHFUL COMPLIANCE”).

SECOND.

PURPOSE

2.1 THE CLIENT AND THE BANK HEREBY AGREE TO AMEND THE LOAN AGREEMENT IN ORDER TO INCLUDE A DEFAULT EVENT IN RELATION TO A POSSIBLE EXECUTION OF THE LETTER OF DEPOSIT OF FAITHFUL COMPLIANCE, AS DETAILED IN THE CLAUSE THREE.

2.2. LIKEWISE, THE PARTIES AGREE TO MAKE ANY OTHER AMENDMENTS TO THE LOAN AGREEMENT THAT ARE NECESSARY TO ADAPT IT BY VIRTUE OF THE PROVISIONS OF SECTION 2.1 ABOVE AND ANY OTHERS THAT ARE NECESSARY IN THE INTEREST OF THE PARTIES.

THIRD.

AMENDMENTS TO THE LOAN AGREEMENT

AS A RESULT OF WHAT IS INDICATED IN THE CLAUSE TWO ABOVE, THE PARTIES AGREE TO INCLUDE SUB-SECTION 25.25 IN CLAUSE TWENTY-FIVE OF THE LOAN AGREEMENT, WHICH WILL BE WORDED AS FOLLOWS:

TWENTY-FIFTH.- DEFAULT EVENTS

THE PARTIES AGREE THAT EACH OF THE FOLLOWING CIRCUMSTANCES CONSTITUTES A DEFAULT EVENT:

(…)

25.25. IF THE LESSEE: (I) EXECUTES THE “LETTER OF DEPOSIT FAITHFUL COMPLIANCE” DELIVERED BY THE BUILDER UNDER THE WORK AGREEMENT WITHOUT THE PRIOR WRITTEN CONSENT OF THE LESSOR, OR (H) REFUSES TO DELIVER THE ORIGINAL OF THE NEW “LETTER OF DEPOSIT OF FAITHFUL COMPLIANCE” OR ITS RENEWALS, IF APPLICABLE, ONCE IT HAS BEEN DELIVERED BY THE BUILDER.

FOURTH.

EXPENSES AND COSTS

ALL NOTARY AND REGISTRATION EXPENSES RELATED TO THIS FIRST ADDENDUM SHALL BE THE SOLE AND EXCLUSIVE RESPONSIBILITY OF THE CLIENT.

[1.5.1.1.4.1.1] [EEPP First Addendum to the Leasing of Work.pdf] [Page 2 of 3]

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FIFTH .

INTERPRETATION AND VALIDITY OF OTHER PROVISIONS

5.1. THE TERMS WHOSE FIRST LETTER IS A CAPITAL LETTER, AND WHICH HAVE NOT BEEN DEFINED BY THIS FIRST ADDENDUM, WILL HAVE THE MEANING ASSIGNED TO THEM IN THE FINANCIAL LEASE AGREEMENT.

5.2. THE PARTIES AGREE THAT, EXCEPT FOR THE PROVISIONS THAT ARE AMENDED UNDER THIS FIRST ADDENDUM, ALL OTHER TERMS AND CONDITIONS OF THE FINANCIAL LEASE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

AGREED TERMS.

NOTARY PUBLIC PLEASE ADD THE OTHER CLAUSES OF LAW AND ISSUE THESE MINUTES AS A DEED.

LIMA, FEBRUARY 12 (TWELVE), 2020 (TWO THOUSAND TWENTY)

HEREUNDER FOUR ILLEGIBLE SIGNATURES.

THESE MINUTES HAVE BEEN AUTHORIZED BY DR. GINA CHAVARRY RODRIGUEZ, LAWYER, REGISTERED IN THE LIMA BAR ASSOCIATION WITH THE NUMBER: FIFTY-SIX THOUSAND SEVEN HUNDRED NINETY-THREE. - AN ILLEGIBLE SIGNATURE.

CONCLUSION.

THIS DEED BEGINS ON SERIAL PAGE NUMBER 9921217 AND ENDS ON SERIAL PAGE NUMBER 9921219.

HAVING FORMALIZED THE INSTRUMENT, AND IN ACCORDANCE WITH ARTICLE 27 OF LEGISLATIVE DECREE NUMBER 1049, NOTARY ACT, I HEREBY STATE FOR THE RECORD THAT THE INTERESTED PARTIES WERE INFORMED OF THE LEGAL EFFECTS; THE APPEARING PARTIES READ IT, AFTER WHICH THEY AFFIRMED AND RATIFIED IT IN TERMS OF ITS CONTENT, SIGNING IT, AND DECLARING THAT IT IS A VALID AND TRUE ACT, ALSO STATING TO KNOW THE BACKGROUND AND/OR TITLES GIVING RISE TO THIS INSTRUMENT, AND RECOGNIZING AS THEIR OWN THE SIGNATURES OF THE ORIGINAL MINUTES.

THE GRANTORS EXPRESSLY CONSENT TO THE PROCESSING OF THEIR PERSONAL DATA AND THE PURPOSE GIVEN TO THEM IN ACCORDANCE WITH THE PROVISIONS OF LAW 29733 (TWENTY-NINE THOUSAND SEVEN HUNDRED THIRTY-THREE) AND ITS REGULATIONS.

I HEREBY STATE FOR THE RECORD THAT IN GRANTING THIS PUBLIC DEED, MEASURES OF CONTROL AND DILIGENCE ON THE PREVENTION OF MONEY LAUNDERING HAVE BEEN TAKEN, INCLUDING THE IDENTIFICATION OF THE FINAL BENEFICIARY IN ACCORDANCE WITH PARAGRAPH K) OF ARTICLE 59 OF LEGISLATIVE DECREE No. 1049 OF THE NOTARY ACT, AS AMENDED BY LEGISLATIVE DECREE No. 1232, TO ALL OF WHICH I ATTEST. REATEGUI VEGA GABRIELA ANA SIGNS, WITH FINGERPRINT, ON BEHALF OF SCOTIABANK PERU S.A.A. ON FEBRUARY FOURTEEN, TWO THOUSAND TWENTY; NIMA SALAZAR GENARO DANIEL SIGNS, WITH FINGERPRINT, ON BEHALF OF SCOTIABANK PERU S.A.A. ON FEBRUARY FOURTEEN, TWO THOUSAND TWENTY; SERVAN ROCHA JUAN RAFAEL SIGNS, WITH FINGERPRINT, ON BEHALF OF ONCOSALUD S.A.C. ON FEBRUARY THIRTEEN, TWO THOUSAND TWENTY; ZAMORA LEON JESUS ANTONIO SIGNS, WITH FINGERPRINT, ON BEHALF OF ONCOSALUD S.A.C. ON FEBRUARY THIRTEEN, TWO THOUSAND TWENTY. AFTER THE SIGNING PROCESS, I SIGN THIS INSTRUMENT ON AUGUST TEN, TWO THOUSAND TWENTY, ALFREDO PAINO SCARPATI, NOTARY OF LIMA.

[1.5.1.1.4.1.1] [EEPP First Addendum to the Leasing of Work.pdf] [Page 3 of 3]